COLUMBIA FLOATING RATE ADVANTAGE FUND
                           COLUMBIA FLOATING RATE FUND
                COLUMBIA INSTITUTIONAL FLOATING RATE INCOME FUND

                         SUPPLEMENT DATED APRIL 14, 2004
                      TO PROSPECTUSES DATED JANUARY 1, 2004

Effective 11:59 p.m. on April 15, 2004, Highland Capital Management, L.P. ("Highland") will replace Columbia Management Advisors, Inc. ("Columbia") as investment adviser to each of the Funds listed above (each, a "Fund," and, collectively, the "Funds"). Highland will do so pursuant to interim investment advisory agreements (each, an "Interim Agreement," and, collectively, the "Interim Agreements"), each of which has been approved by the Board of Trustees (a "Board") of the Fund to which such Interim Agreement relates pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended.

Subject to approval by the shareholders of the Funds, it is expected that the Interim Agreements will be replaced by permanent investment advisory agreements (each, a "Permanent Agreement," and, collectively, the "Permanent Agreements"), each of which has also been approved by the relevant Fund's Board, but in no event shall the Interim Agreements remain effective beyond September 12, 2004. Under the Permanent Agreements as proposed, Highland would continue to serve as investment adviser to the Funds. Shareholders of each Fund will vote on the proposed Permanent Agreement for their respective Fund at a joint special meeting currently expected to be held in June, 2004 (the "Shareholder Meeting"). Highland has indicated that it will not continue to serve as investment adviser to any of the Funds beyond the date of the Shareholder Meeting unless the shareholders of both the Columbia Floating Rate Fund and the Columbia Floating Rate Advantage Fund approve the Permanent Agreement for their respective Fund at the Shareholder Meeting.

At the Shareholder Meeting, the shareholders of each Fund will also be asked to approve the election of a new Board for their respective Fund, the nominees for such Board to consist of certain persons who serve as trustees of other registered investment companies for which Highland serves as investment adviser.

Shareholders who own shares of a Fund on the record date for the Shareholder Meeting will receive further information regarding the relevant Permanent Agreement and the proposed changes to their respective Fund's Board in a proxy statement to be distributed in advance of the Shareholder Meeting. The shareholders of each Fund will also receive voting instruction cards with which to vote on the relevant proposals at the Shareholder Meeting.

Effective 11:59 p.m. on April 15, 2004, pursuant to the Interim Agreements, Mark Okada and Joe Dougherty will assume primary responsibility for the day-to-day management of each of the Funds. Mr. Okada and Mr. Dougherty will be supported by a team of industry-focused investment professionals in analyzing and executing investment ideas. Mr. Okada has been affiliated with Highland since it was founded in 1993 and Mr. Dougherty has been affiliated with Highland since 1998.


In connection with the change of investment adviser for the Funds from Columbia to Highland, PFPC Distributors, Inc. will replace Columbia Funds Distributor, Inc. as distributor and principal underwriter to the Funds, effective April 16, 2004.

Also in connection with the change of investment adviser for the Funds from Columbia to Highland, the section of each Fund's prospectus entitled PRINCIPAL RISKS; AFFILIATION RISK and the section of each Fund's prospectus entitled MANAGEMENT OF THE FUND; PORTFOLIO MANAGERS are deleted in their entirety.


G-36/729R-0404                                                  April 14, 2004